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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): August 1, 1997




                             GLOBAL CASINOS, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)



         Utah                          0-15415                  87-0340206
------------------------          ----------------        ------------------
(State or other juris-            (Commission file            (IRS Employer
diction or incorporation               number)           Identification No.)
or organization)


            4465 Northpark Drive, Colorado Springs, Colorado  80907
          -----------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)



      Registrant's telephone number, including area code:  (303) 756-3777
      -------------------------------------------------------------------


          1777 South Harrison Street, Skydeck, Denver, Colorado 80210
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2:   ACQUISITION
------------------------
     On August 1, 1997, Global Casinos, Inc. (the "Company") consummated and closed upon the purchase of 100% of the outstanding shares of capital stock of Alaska Bingo Supply, Inc., an Alaska corporation ("ABS").

     To consummate the acquisition, the Company formed and organized a new wholly-owned subsidiary, Global Alaska Industries, Inc. ("GAI"). GAI was used by the Company to purchase the shares of common stock of ABS and gave the various undertakings described below in consideration of the ABS shares.

     The purchase price for the shares of capital stock of ABS consisted of a Fixed Amount and a Contingent Amount. The Fixed Amount was $4,400,000, of which $400,000 was paid in cash, at closing. The balance of $4,000,000 was paid by the execution and delivery by GAI of a convertible promissory note, payable to the sole shareholder of ABS (the "Promissory Note"). The Promissory
Note is repayable, together with interest at the rate of eight percent per annum, in monthly installments amortized over a term of seven years. The first payment of $25,000 is due on October 15, 1997, with regular monthly installments of principal and interest to begin November 15, 1997 and continuing thereafter until the Promissory Note is paid in full. In addition to the regular monthly installments, GAI agreed to prepay the principal balance of the Promissory Note to the extent of and in an amount equal to 50% of GAI's annual earnings before interest, taxes, depreciation and amortization ("EBITDA") in excess of $1,300,000 per year (the "Mandatory Prepayment").

     In addition to the Fixed Amount of the purchase price, GAI agreed to pay to the former owner of the ABS common stock a Contingent Amount equal to 50% of GAI's EBITDA in excess of $1,025,000 per year during the term of the Promissory Note, up to a maximum Contingent Amount of $100,000 per year. The obligation of GAI to pay the Contingent Amount, if any, terminates upon the payment and retirement in full of the Promissory Note.

     Under the terms of the Promissory Note, the holder was granted the right to convert up to $2,500,000 of outstanding principal balance due thereunder into shares of Global Casinos, Inc. common stock at a conversion price of $10.00 per share, subject to adjustment under certain circumstances.

     Promissory Note is nonrecourse as to GAI or the Company; and the obligation of GAI to pay the Promissory Note is secured by a stock pledge agreement covering the shares of ABS purchased by GAI in the transaction. In addition, GAI granted to the holder of the Promissory Note a general security agreement covering the tangible and intangible assets of ABS. In the event of a default by GAI under the Promissory Note, the sole recourse of the holder shall be against the ABS shares and the ABS assets without corporate liability for any deficiency being assessable against either GAI or the Company.

     To secure the $400,000 cash portion of the purchase price, the Company sold to selected accredited investors an aggregate of $425,000 in promissory notes, which notes, together with interest at the rate of 12% per annum, are repayable in four equal monthly installments due January 15, February 15, March 15 and April 15, 1998. The Rockies Fund, Inc., a business development company which Stephen G. Calandrella, the Company's President and Director, also serves as President and Director, purchased $75,000 of these notes. In addition to interest, holders of the notes totaling $275,000 are entitled to payment of a monthly monitoring fee equal to one percent of the outstanding principal balance due thereunder. Further, the Company issued to the holder of a note in the amount of $150,000 a warrant exercisable for three years to purchase 15,000 shares of the Company's Common Stock at a price of $3.00 per share. The warrant was issued in lieu of the monitoring fee payable to the other noteholders. To secure the repayment of these notes, the Company has pledged as collateral its remaining rights under a promissory note made and given by Morgro, Inc., a Utah corporation, and MDO, LLC, a Utah limited liability company, in the original principal amount of $754,000 (the "Morgro Note"). The Morgro Note was acquired by the Company when it sold its former chemical and fertilizer business in 1994.

     Founded in 1979, ABS is the oldest and believed to be the largest distributor of pull-tabs, bingo supplies, coin boards and other gaming materials to licensed vendors and qualified operators in the State of Alaska. Under current law, games of chance and skill may only be offered in the State of Alaska by municipalities and qualified organizations, the latter of which may be bona fide civic or service organizations or bona fide religious, charitable, fraternal, veterans, labor, political or educational organizations. Further, the games which may be offered are limited to pull tabs, bingo, and to a limited extent, raffles and lotteries. Alaska permits no casino gambling and sponsors no state lottery. As a result, gaming activities within the State of Alaska are limited to bingo, pull-tabs and other special event raffles and lotteries sponsored by qualified organizations.

     The Company through GAI intends to hold and operate ABS substantially in the same manner as the company has been historically operated.

ITEM 5:   OTHER EVENTS
-------------------------
     Effective August 11, 1997, the Company moved its principal executive offices. The address of the Company's new executive offices is 4465 Northpark Drive, Colorado Springs, Colorado 80907. The Company's telephone number at that address remains the same.

ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS
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          Pursuant to Item 7(a)(4), the Registrant declares that it is impracticable to provide the required audited financial statements relative to the acquired business at the time of this Report. Such audited financial statements required by Item 7(a) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

     (b)  PRO FORMA FINANCIAL INFORMATION
          -------------------------------

          Pursuant to Item 7(b) and Item 7(a)(4), the Registrant declares it is impracticable to provide the required pro forma financial information relative to the acquired business at the time of this Report. Such pro forma financial information required by Item 7(b) shall be filed not later than sixty (60) days after the filing of this Current Report on Form 8-K.

                                   EXHIBITS

     Item      Title
     ----      -----

     2.1       Stock Purchase and Sale Agreement dated August 1, 1997

     10.1      Convertible Promissory Note dated August 1, 1997

     10.2      Stock Pledge Agreement dated August 1, 1997

     10.3      General Security Agreement dated August 1, 1997

     10.4      Non-Competition Agreement dated August 1, 1997



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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GLOBAL CASINOS, INC.



Date:     08/14/97            By:   /s/ Stephen G. Calandrella
        -----------------          --------------------------------------
                                   Stephen G. Calandrella, Interim President